ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2023
ACQUISITIONS
Schedule of fair value of the assets acquired
Preferred Dental
Consideration Paid:	September 1, 2023
Note payable	$1,200,000
Common stock	400,000
$1,600,000

Fair values of identifiable assets acquired:

Assets acquired:
Cash	$40,855
Customer relationships	1,559,145
Total assets acquired	$1,600,000

Schedule of operations including acquisitions
	December 31, 2023	December 31, 2022
	(unaudited)	(unaudited)

Revenue	$9,311,714	$9,058,801

Net Loss attributable to Common Stockholders	(15,433,055)	(7,611,211)

Weighted average common shares outstanding	7,349,541	5,768,249
Basic and diluted loss per common share	$(2.10)	$(1.32)